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Exhibit No. 24.1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ JOHN F. BERGSTROM John F. Bergstrom

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ ABELARDO E. BRU Abelardo E. Bru

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ ROBERT W. DECHERD Robert W. Decherd

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ THOMAS J. FALK Thomas J. Falk

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ FABIAN T. GARCIA Fabian T. Garcia

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ MAE C. JEMISON Mae C. Jemison

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ JAMES M. JENNESS James M. Jenness

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ NANCY J. KARCH Nancy J. Karch

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ SHERILYN S. MCCOY Sherilyn S. McCoy

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ CHRISTA S. QUARLES Christa S. Quarles

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ IAN C. READ Ian C. Read

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ MARC J. SHAPIRO Marc J. Shapiro

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Maria Henry, Michael T. Azbell and Grant B. McGee, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ MICHAEL D. WHITE Michael D. White

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  Exhibit No. 24.1
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY